SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K



                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        April 11, 1996



                            DeSoto, Inc.
        (Exact name of registrant as specified in its charter)


                             Delaware
                    (State of incorporation)

                1-1915                                         36-1899490
   (Commission File Number       (I.R.S. Employer Identification No.)



      900 E. Washington Street, Joliet, Illinois 60433
      (Address of Principal Executive Offices) (Zip Code)

                         815-727-4931
      (Registrant's Telephone Number, Including Area Code)



                                                         PAGE 2


ITEM 5. Other Events

      On April 11, 1996, DeSoto, Inc. announced that it has sold the domestic business and assets of its laundry detergent manufacturing and distribution operations, at its Union City, California, plant to Star Pacific, Inc. The press release containing this announcement is attached hereto as Exhibit 99.













































*SEC File No. 1-1915
                                                       PAGE 3


                           SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DESOTO, INC.
                                    (Registrant)



                                    By: Anne E. Eisele
                                    _____________________________
                                        Anne E. Eisele
                                          President and
                                          Chief Financial Officer


    April 17, 1996
         Date



                          DeSOTO, INC.


                          EXHIBIT INDEX





           Exhibit No.

                  99     Press Release issued on April 11, 1996
 .